LONG-TERM DEBT:	12 Months Ended
Dec. 31, 2011
LONG-TERM DEBT:
LONG-TERM DEBT:

10. LONG-TERM DEBT:

Long-term debt and loans payable are summarized as follows:

	December31,
($and€ inmillions)	2011	2010
Senior secured credit facilities - term loans	$845.8	$1,260.0
2014 Notes (€250.1 and $200.0)	524.1	534.7
Titanium Dioxide Pigments venture term loans (€195.0 and €220.0, respectively)	252.7	294.4
Capitalized lease obligations	35.4	39.4
Other loans	29.7	32.5
	1,687.7	2,161.0
Less current maturities (a)	(250.5)	(465.7)
	$1,437.2	$1,695.3

(a) Includes $187.2 million of debt with an original maturity date of 2014 expected to be repaid in connection with the issuance of a new tranche of term loan A under its existing credit facility.

Maturities of long-term debt, including the impact of the February2012 refinancing discussed below, are as follows:

($inmillions)
2012	$250.5
2013	256.5
2014	47.3
2015	47.0
2016	47.2
Thereafter	1,039.2
$1,687.7

Senior Secured Credit Facilities

On February10, 2011, the Company completed a refinancing of its senior secured credit facility and entered into a new senior secured credit agreement comprised of an $850.0 million term loan and a $180.0 million revolving credit facility, and repaid $408.9 million of existing term loans. In addition, on February22, 2012, the Company issued a new tranche of term loan A under its existing senior secured credit facility in the amount of $350.0 million and expects to use the proceeds along with cash on hand to redeem all of its outstanding senior subordinated notes ("2014 Notes") and to pay accrued and unpaid interest and applicable redemption premiums. See Item 8. Financial Statements and Supplementary Data - Note 20, "Subsequent Events," for further details.

a) Structure

As of December31, 2011, the senior secured credit agreement consists of a term loan in an aggregate principal amount of $845.8 million, maturing on February10, 2018 and a revolving credit facility in an aggregate principal amount of $180.0 million, made available in U.S. dollars, Euros and/or pounds sterling, maturing on February10, 2016.

b) Availability

Under the senior secured credit agreement, the Company may, under certain circumstances and subject to receipt of additional commitments from existing lenders or other eligible institutions, request that the term loan be increased by up to $350.0 million, and additional amounts, subject to a senior secured leverage ratio. As of December31, 2011, the Company had no outstanding borrowings under this revolving credit facility, and had $31.4 million of letters of credit issued on its behalf.

Amounts borrowed under the term loan that are repaid or prepaid may not be reborrowed.

c) Interest and Fees

The term loan bears interest at Libor (subject to a Libor floor of 1.00%) plus 2.75% (with a 0.25% reduction for achieving a designated leverage ratio). Borrowings from the revolving credit facility bear interest at Libor (subject to a Libor floor of 1.00%) plus 2.75%.

The Company may elect interest periods of one, two, three or six months (nine or twelve months to the extent available from all lenders under the revolving credit facility) for Libor borrowings. Interest is payable at the end of each interest period and, in any event, at least every three months. The senior secured credit facility requires payment of customary commitment, letter of credit and other fees.

d) Guarantees; Security

Obligations under the senior secured credit facilities are guaranteed by Rockwood Specialties International,Inc. and each of Rockwood Specialties Group Inc.'s ("Group") existing and subsequently acquired or organized direct or indirect domestic subsidiaries, subject to certain exceptions, and are secured by first-priority security interests in: substantially all the tangible and intangible assets of Group and its direct or indirect domestic subsidiaries, subject to exceptions; all the capital stock of or other equity interest in Group and each of its direct or indirect domestic subsidiaries; a maximum of 65% of the capital stock of or other equity interests in each direct foreign subsidiary of either Group or of any domestic subsidiary of Group.

e) Amortization and Prepayments

The term loan is payable in Februaryand Augustof each year at an amount equal to 0.50% of the original principal amount outstanding, with the remainder due at the final maturity date.

The Company is required to make the following mandatory prepayments of the term loan under the senior secured credit facility, in each case subject to certain exceptions, with:

· 100% of the net cash proceeds of all sales of assets or other dispositions by the Company or any of its restricted subsidiaries under the senior secured credit facilities of assets other than net cash proceeds (a)from the sale or other disposition of assets in the ordinary course of business, (b)of certain disposals permitted under the senior secured credit agreement (including the proceeds of sales or transfers of accounts receivable (including pursuant to a securitization) in the amount of up to $200.0 million at any time) or (c)that are reinvested in the Company and its restricted subsidiaries within twelve months of the sale or other disposition (subject to extension in certain circumstances).

· 100% of the net cash proceeds of issuances of certain debt obligations.

· 50% of excess cash flows, as defined, in respect of any fiscal year at the end of which the senior secured debt to consolidated EBITDA ratio is equal to or greater than 1.50 to 1, reduced by any amounts reinvested during the first six months of the following year and voluntary prepayments and 25% and 0% of excess cash flow, in respect of any fiscal year at the end of which such ratio is greater than 1.25 to 1 but less than 1.50 to 1 and less than or equal to 1.25 to 1, respectively.

f) Financial Covenants

The senior secured credit agreement contains the following financial covenants:

· a consolidated net senior secured debt to consolidated Adjusted EBITDA test;

· a consolidated Adjusted EBITDA to consolidated cash interest expense test; and

· limitations on capital expenditures.

For purposes of calculating compliance with the financial covenants as of any date, foreign currency denominated indebtedness is to be converted to U.S. dollars based on average exchange rates for the twelve-month period ending on such date. In addition to the financial covenants described above, the Company's senior secured credit agreement contains various affirmative and restrictive covenants. The restrictive covenants limit the Company's ability to, among other things, incur indebtedness and other liabilities; create liens; merge or consolidate; dispose of assets; make investments; pay dividends and make payments to shareholders; make payments on certain indebtedness or to amend documents related to certain indebtedness and to enter into sale leaseback transactions. The senior secured debt to consolidated Adjusted EBITDA ratio covenant cannot exceed 2.75 to 1 on the last day of any fiscal quarter and the interest coverage ratio covenant cannot be less than 2.50 to 1 on the last day of any fiscal quarter.

2014 Notes-In November2004, the Company issued €375.0 million aggregate principal amount of 7.625% senior subordinated notes and $200.0 million aggregate principal amount of 7.500% senior subordinated notes, both due in 2014. As of December31, 2011, the 2014 Notes had an aggregate principal amount of €250.1 million ($324.2 million) in the case of the Euro notes and $200.0 million in the case of the U.S. Dollar notes. The 2014 Notes are pari passu to future senior subordinated indebtedness and junior to all of Group's existing and future senior indebtedness. The 2014 Notes are guaranteed on a senior subordinated unsecured basis by certain of the Company's domestic subsidiaries. As noted above, the Company issued a new tranche of term loan A under its existing senior secured credit facility in the amount of $350.0 million and intends to use the proceeds along with cash on hand to redeem all of its outstanding senior subordinated notes, accrued and unpaid interest and applicable redemption premiums. See Item 8. Financial Statements and Supplementary Data - Note 20, "Subsequent Events," for further details.

Titanium Dioxide Pigments venture term loans and revolving credit facility-As of December31, 2011, the Titanium Dioxide Pigments venture had €195.0 million ($252.7 million) outstanding under the term loans of its facility agreement. The facility also provides for a revolving credit facility of €30.0 million ($38.9 million). This facility provided for additional borrowings of up to €12.9 million ($16.7 million) as of December31, 2011 after an outstanding bank guarantee of €17.1 million ($22.2 million) related to a defined benefit pension obligation. In January2012, this bank guarantee was increased to €25.5 million ($33.1 million). Both the term loan and revolving credit facility mature in June2013.

As of December31, 2011, the interest rate on the term loan and revolving credit facility is Euribor (or Libor if the currency is in USD) plus 1.00%, subject to an adjustment determined by reference to a leverage ratio test. The term loan is payable in installments over a five-year period from the date of the facility agreement, with payments that commenced twelve months from such date and the remainder due at the final maturity date. The term loan and revolving credit facility may be repaid in advance without penalty.

The facility agreement contains affirmative and restrictive covenants, subject to certain thresholds and exceptions. The restrictive covenants limit the venture's ability to undertake certain actions, including but not limited to acquiring or disposing of assets, creating liens on assets, entering into a merger or corporate restructuring, and incurring additional indebtedness. These covenants are calculated in accordance with International Financial Reporting Standards and are based solely on the results of the venture's European operations.

The facility agreement requires the venture to meet certain financial covenants, including:

· a net debt to EBITDA (which is substantially similar to the definition of Adjusted EBITDA in the Company's senior secured credit agreement) test;

· an EBITDA to cash interest expense test; and

· a cash generated for financing activities to debt service test.

The Company was in compliance with the above covenants as of December31, 2011.

The loans are secured by the assets of the venture. In the event that either Kemira's or Rockwood's ownership interest changes, any lender may cancel its commitment and demand repayment of its respective portion of the loans, including accrued and unpaid interest.The facility agreement contains customary events of default, subject to remedy periods, thresholds and exceptions.Upon the occurrence of an event of default under the facility agreement, the lenders can terminate the commitments and declare all amounts, including accrued and unpaid interest, to be due and payable.

Other loans- The Company has Euro-denominated loan facilities that provide aggregate outstanding borrowings of approximately €6.2 million ($8.1 million) as of December31, 2011. These loans mature between 2012 and 2024 and bear annual interest rates ranging up to 5.22%. In addition, the Company has loan facilities denominated in Chinese Renminbi providing for borrowings of an aggregate U.S. dollar equivalent amount of $9.2 million as of December31, 2011. These loans mature in 2012 and bear annual interest rates of 4.78%. The loan facilities described above contain customary events of default and some of them are secured by mortgages or accounts receivable. The Titanium Dioxide Pigments venture has other debt of €9.6 million ($12.4 million), primarily due to a defined benefit plan, at interest rates ranging from 3.60% to 5.00%.

As of December31, 2011, the weighted average interest rate for the Company was 4.8%, excluding deferred financing costs and the mark-to-market valuation of its interest rate swaps.